Exhibit 99.1

Unaudited Pro Forma Condensed Consolidated Financial Information

On December 31, 2018 (the “Closing Date”), Armstrong Flooring, Inc. (the “Company”) completed the previously announced sale of its wood flooring business (the “Transaction”) to AHF Holding, Inc. (formerly known as Tarzan Holdco, Inc.), a Delaware corporation and an affiliate of American Industrial Partners (the “Purchaser”). The Transaction was completed pursuant to the terms of the November 14, 2018 Stock Purchase Agreement between the Company and the Purchaser, by means of the sale of all of the issued and outstanding shares of Armstrong Wood Products, Inc., a Delaware corporation, including its direct and indirect wholly owned subsidiaries, AHFC and HomerWood Hardwood Flooring Company, a Delaware corporation, to the Purchaser. Pursuant to the Stock Purchase Agreement, consideration for the sale was $100 million, subject to customary adjustments. The Company received proceeds from the Transaction of approximately $90 million, net of closing costs, transaction fees and taxes. The Transaction is subject to a customary post-closing working capital adjustment process.

The following unaudited pro forma condensed consolidated balance sheet and statements of income have been derived by the application of adjustments to the Company’s historical financial statements as previously filed. The unaudited pro forma balance sheet as of September 30, 2018 depicts the impact of the Transaction as if it had occurred on September 30, 2018. The unaudited pro forma statements of income for the nine months ended September 30, 2018 and the years ended December 31, 2017, December 31, 2016 and December 31, 2015 depict the pro forma impact of the Transaction as if the Transaction had occurred on January 1, 2015. The unaudited pro forma condensed consolidated financial information is presented for comparative purposes only and is not intended to be indicative of the balance sheet and statements of income which would have been realized had the Transaction been consummated as of the date or during the periods for which the unaudited pro forma condensed consolidated financial information is presented or for any future period or date. The unaudited pro forma condensed consolidated financial information should be read in conjunction with the Company’s historical financial statements and related notes for the periods presented.

Armstrong Flooring, Inc. and Subsidiaries

Unaudited Pro Forma Consolidated Statement of Earnings

(amounts in millions, except per share data)

	Year Ended December 31, 2015
	Historical AFI (as reported)	Discontinued Operation - Wood (a)	Pro Forma Adjustments	Pro Forma AFI Continuing Operations
Net sales	$1,188.7	$471.8		$716.9
Cost of goods sold	993.0	430.3		562.7

Gross profit	195.7	41.5	0.0	154.2
Selling, general and administrative expenses	209.7	43.8		165.9
Intangible asset impairment	0.0	0.0		0.0

Operating (loss)	(14.0)	(2.3)	0.0	(11.7)
Interest expense (income)	0.0	0.3		(0.3)
Other expense (income), net	3.6	2.6		1.0

(Loss) before income taxes	(17.6)	(5.2)	0.0	(12.4)
Income tax (benefit)	(7.3)	(1.3)		(6.0)

Net (loss)	$(10.3)	$(3.9)	$0.0	$(6.4)

(Loss) per share of common stock:
Basic	$(0.37)			$(0.23)
Diluted	(0.37)			(0.23)
Average number of common shares outstanding:
Basic	27.7			27.7
Diluted	27.7			27.7

See accompanying notes to Unaudited Pro Forma Consolidated Financial Statements on page 6

Armstrong Flooring, Inc. and Subsidiaries

Unaudited Pro Forma Consolidated Statement of Earnings

(amounts in millions, except per share data)

	Year Ended December 31, 2016
	Historical AFI (as reported)	Discontinued Operation - Wood (a)	Pro Forma Adjustments	Pro Forma AFI Continuing Operations
Net sales	$1,193.2	$483.1		$710.1
Cost of goods sold	962.1	407.6		554.5

Gross profit	231.1	75.5	0.0	155.6
Selling, general and administrative expenses	210.4	42.3		168.1
Intangible asset impairment	0.0	0.0		0.0

Operating income (loss)	20.7	33.2	0.0	(12.5)
Interest expense	1.5	0.0		1.5
Other expense (income), net	7.6	0.7		6.9

Income (loss) before income taxes	11.6	32.5	0.0	(20.9)
Income tax expense (benefit)	4.1	8.8		(4.7)

Net income (loss)	$7.5	$23.7	$0.0	$(16.2)

Earnings (loss) per share of common stock:
Basic	$0.27			$(0.58)
Diluted	0.27			(0.58)
Average number of common shares outstanding:
Basic	27.9			27.9
Diluted	28.1			27.9

See accompanying notes to Unaudited Pro Forma Consolidated Financial Statements on page 6

Armstrong Flooring, Inc. and Subsidiaries

Unaudited Pro Forma Consolidated Statement of Earnings

(amounts in millions, except per share data)

	Year Ended December 31, 2017
	Historical AFI (as reported)	Discontinued Operation - Wood (a)	Pro Forma Adjustments	Pro Forma AFI Continuing Operations
Net sales	$1,133.7	$429.6		$704.1
Cost of goods sold	960.5	407.5		553.0

Gross profit	173.2	22.1	0.0	151.1
Selling, general and administrative expenses	203.2	39.4		163.8
Intangible asset impairment	12.5	12.5		0.0

Operating (loss)	(42.5)	(29.8)	0.0	(12.7)
Interest expense	2.8	0.1		2.7
Other expense (income), net	4.7	1.0		3.7

(Loss) before income taxes	(50.0)	(30.9)	0.0	(19.1)
Income tax (benefit)	(8.2)	(6.2)		(2.0)

Net (loss)	$(41.8)	$(24.7)	$0.0	$(17.1)

(Loss) per share of common stock:
Basic	$(1.54)			$(0.63)
Diluted	(1.54)			(0.63)
Average number of common shares outstanding:
Basic	27.1			27.1
Diluted	27.1			27.1

See accompanying notes to Unaudited Pro Forma Consolidated Financial Statements on page 6

Armstrong Flooring, Inc. and Subsidiaries

Unaudited Pro Forma Condensed Consolidated Statement of Earnings

(amounts in millions, except per share data)

	Nine Months Ended September 30, 2018
	Historical AFI (as reported)	Discontinued Operation - Wood (a)	Pro Forma Adjustments	Pro Forma AFI Continuing Operations
Net sales	$873.6	$299.2		$574.4
Cost of goods sold	710.9	254.7		456.2

Gross profit	162.7	44.5	0.0	118.2
Selling, general and administrative expenses	146.5	27.5		119.0
Intangible asset impairment	0.0	0.0		0.0

Operating income (loss)	16.2	17.0	0.0	(0.8)
Interest expense	2.8	0.0		2.8
Other expense, net	2.2	0.0		2.2

Income (loss) before income taxes	11.2	17.0	0.0	(5.8)
Income tax expense (benefit)	3.2	4.9		(1.7)

Net income (loss)	$8.0	$12.1	$0.0	$(4.1)

Earnings (loss) per share of common stock:
Basic	$0.31			$(0.16)
Diluted	0.31			(0.16)
Average number of common shares outstanding:
Basic	25.9			25.9
Diluted	26.1			25.9

See accompanying notes to Unaudited Pro Forma Condensed Consolidated Financial Statements on page 6

Armstrong Flooring, Inc. and Subsidiaries

Unaudited Pro Forma Condensed Consolidated Balance Sheet

(amounts in millions, except share data)

	September 30, 2018
	Historical AFI (as reported)	Discontinued Operation - Wood (a)	Pro Forma Adjustments		Pro Forma AFI Continuing Operations
Current assets:
Cash	$39.4	$(3.2)	$96.2	(b)	$138.8
Accounts and notes receivable, net	115.9	23.9			92.0
Inventories, net	266.6	130.2			136.4
Income tax receivable	0.9	0.2	0.1	(b)	0.8
Prepaid expenses and other current assets	22.5	3.2			19.3

Total current assets	445.3	154.3	96.3		387.3
Property, plant and equipment, less accumulated depreciation and amortization	398.9	103.6			295.3
Intangible assets, less accumulated amortization	55.4	19.5			35.9
Deferred income taxes	3.3	0.0	12.9	(b)	16.2
Other noncurrent assets	7.8	1.2	0.8	(b)	7.4

Total assets	$910.7	$278.6	$110.0		$742.1

Current liabilities:
Current installments of long-term debt	$0.2	$0.2			$0.0
Accounts payable and accrued expenses	169.8	27.0			142.8
Income tax payable	1.0	0.0	(0.3	)(b)	0.7

Total current liabilities	171.0	27.2	(0.3)		143.5
Long-term debt	94.6	0.6	6.0	(b)	100.0
Postretirement benefit liabilities	68.7	2.7			66.0
Pension benefit liabilities	2.6	3.4	0.8	(b)	0.0
Noncurrent income taxes payable	0.3	0.2			0.1
Deferred income taxes	7.2	18.5	13.3	(b)	2.0
Other long-term liabilities	9.5	(0.7)			10.2

Total liabilities	353.9	51.9	19.8		321.8
Stockholders’ equity:
Common stock with par value $0.0001 per share: 100,000,000 shares authorized; 28,279,187 issued and 25,827,022 outstanding shares	0.0	0.0			0.0
Preferred stock with par value $0.0001 per share: 15,000,000 shares authorized; none issued	0.0	0.0			0.0
Treasury stock, at cost, 2,452,165 shares	(39.7)	0.0			(39.7)
Additional paid-in capital	676.7	0.0			676.7
Accumulated deficit	(15.3)	227.7	90.2	(b)	(152.8)
Accumulated other comprehensive loss	(64.9)	(1.0)			(63.9)

Total stockholders’ equity	556.8	226.7	90.2		420.3

Total liabilities and stockholders’ equity	$910.7	$278.6	$110.0		$742.1

(a)

Reflects the operations, assets, liabilities and equity of the North American wood business. Expense categories exclude certain general corporate overhead expenses that were allocated to the North American wood business in its historical financial statements that do not meet the requirements to be presented in discontinued operations and thus will be presented as part of AFI’s continuing operations.

(b)

Reflects the change in the funded status of our pension plans from a net liability position to a net asset position as a result of the allocation of a portion of the net pension liability to discontinued operations, and a reclassification of tax balances associated with jurisdictional netting within continuing operations. Also reflects the net proceeds from the sale, the extinguishment of existing debt and the issuance of new debt.